SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2009

SUPERLATTICE POWER, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-24459	71-0915828
(State or Other Jurisdiction	(Commission	( I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

420 N. Nellis Blvd., Suite A3-146, Las Vegas, Nevada	89110
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:	(866) 946-4648

ZINGO, INC.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Director, Appointment of Director

Effective May 1, 2009, Holly Roseberry resigned as a director and Stacey Fling was elected as a director of our Company by our Board of Directors to fill an existing vacancy on our Board.

Stacey Fling, age 49, graduated from South San Francisco High School in South San Francisco, California, in 1977.  Since June 2003, Ms. Fling has been the President of A & S Holdings, Inc., a real estate investment and development company located in Las Vegas, NV.  Prior to 2003, Ms. Fling managed the administrative offices of an environmental remediation and monitoring company with offices in San Diego, California, as well as in Las Vegas, Nevada.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 7, 2009	SUPERLATTICE POWER, INC.
(Registrant)

	By:	/s/ Ayaz Kassam
Ayaz Kassam, President and
Chief Executive Officer